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                         SUPPLEMENT DATED JULY 25, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                              _____________________


     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for flexible premium variable universal life insurance policies issued by John Hancock Variable Life Insurance Company. The applicable prospectuses are entitled "Majestic Variable Universal Life 98".



1. On page 17 of the Prospectus, insert the following paragraph immediately before the last paragraph of the provision entitled "Guaranteed minimum death benefit feature":

     The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the insured person's 100th birthday. Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy and if still in effect on the policy anniversary nearest the insured person's 100th birthday, will continue the guaranteed death benefit feature beyond that policy anniversary.

2. On page 26 of the Prospectus, delete the paragraph under the caption "Age 100 waiver of charges rider" and substitute the following:

     If this rider is in effect on the policy anniversary nearest the insured person's 100th birthday, then on that date the death benefit will become equal to the greater of the following:

     .  the account value on the date of death, and

     .  the lesser of the following:

           .   the Basic Sum Insured plus the account value on the date of death, and

           .   the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the insured person's 100th birthday.

Death benefit Options A and B (as described above) will then cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments. If the guaranted death benefit feature is in effect on the policy anniversary nearest the insured person's 100th birthday, the death benefit as described above will be guaranteed not to lapse.